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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Pioneer Natural Resources Company


We consent to the use of our reports incorporated herein by reference. Our report refers to a change in the method of accounting for the impairment of long-lived assets and for long-lived assets to be disposed of.


                                      /s/ KPMG Peat Marwick LLP

                                          KPMG PEAT MARWICK LLP

Midland, Texas
October 29, 1997